--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                               November 30, 2001

Dear Shareholder:

     Economic  activity  slowed  significantly  during the annual  period  ended
October 31, 2001, continuing the downturn that began in March 2000. The September 11 attacks on the World Trade Center and the Pentagon accelerated this decline. Inflation adjusted Gross Domestic Product (GDP) fell at a 0.4% annual rate during the third quarter, reaffirming that the economy is officially headed towards recession, which is defined as two consecutive quarters of negative growth as measured by GDP. In response to the dramatic slowdown in the U.S. economy, The Federal Reserve Board aggressively lowered interest rates over the period. In stark contrast to its three interest rate increases in February, March, and May of 2000, the Federal Open Market Committee (FOMC) has cut interest rates ten times in 2001. Year-to-date, the FOMC has reduced interest rates by 4.50%, bringing the current Federal Funds rate to 2.00%, its lowest level since September 1961.

     The weakening U.S. economic environment and the accompanying Federal Reserve activity have had a positive effect on the fixed income markets. Virtually all sectors of the fixed income market, with the exception of high yield, posted double-digit returns over the annual period ended October 31, 2001. As short-term interest rates declined faster than long-term interest rates over the period, the yield curve reached historically steep levels, making it a very attractive time for leveraged bond funds. Because these funds borrow at short-term rates and invest in long-term securities, the amount they earn grows as the difference between short-term and long-term rates increases. Furthermore, inflation is anticipated to decline to multi-decade lows, which should support high-quality fixed income securities, especially those with longer maturities.

     The rallies in the fixed income markets have barely offset the adverse impact of the deteriorating equity market. For the year ending October 31, 2001, the S&P 500 and Nasdaq fell 25.49% and 49.39%, respectively, and, while we believe that aggressive monetary and fiscal stimulus will help stabilize the economy, we expect growth to remain below potential for a more prolonged period. Consumption is unlikely to pick up significantly in the face of sizable job cuts, the likelihood that flexible compensation (bonus, profit sharing, options) will be sharply lower, and that state and local government spending may be significantly curtailed next year. In this environment, we expect a period of prolonged lower interest rates. Although somewhat discouraging for the American consumer, this low inflation/low interest rate environment should continue to benefit fixed income securities. We expect spread products like high quality corporates and mortgages to perform well relative to U.S. Treasuries.

     This annual report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a listing of the portfolio's holdings at October 31, 2001. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,




/s/ LAURENCE D. FINK                    /s/ RALPH L. SCHLOSSTEIN
--------------------                    ------------------------
Laurence D. Fink                        Ralph L. Schlosstein
Chairman                                President

                                                               November 30, 2001
Dear Shareholder:

     We are pleased to present the annual report for The BlackRock Income Trust Inc. ("The Trust") for the year ended October 31, 2001. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BKT". The Trust's investment objective is to provide high current income consistent with the preservation of capital. The Trust seeks this objective by investing primarily in mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and, to a lesser extent, U.S. Government securities, asset-backed securities and privately issued mortgage-backed securities. At least 85% of the Trust's assets must be issued or guaranteed by the U.S. Government or its agencies or rated "AAA" by Standard & Poor's or "Aaa" by Moody's (up to 5% can be unrated and deemed by the Adviser to be of equivalent credit quality); the remaining 15% of the Trust's assets must be rated at least "AA" by Standard & Poor's or "Aa" by Moody's at the time of purchase.

     The table below summarizes the changes in the Trust's stock price and NAV:

                                 -----------------------------------------------------------------------
                                   10/31/01       10/31/00         CHANGE         HIGH           LOW
--------------------------------------------------------------------------------------------------------
  STOCK PRICE                       $ 7.26          $6.375          13.88%       $7.72         $6.3125
--------------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)             $ 8.06           $7.23          11.48%       $8.06         $7.13
--------------------------------------------------------------------------------------------------------
  10-YEAR TREASURY NOTE               4.23%           5.75%        (26.43)%       5.86%         4.23%
--------------------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     Investor hopes for a soft landing quickly turned to fears of a recession as the U.S. economy rapidly deteriorated over the year. Prior to the events of September 11, our economic outlook envisioned an extended period of sluggish growth, with the risk of a more severe deterioration if consumer confidence and spending declined by any considerable degree. Economic data prior to the attacks suggests that the scenario of a more severe contraction may have been in the works. Year-over-year industrial production was down, 4.8% in August, the largest yearly decline since 1982. The unemployment rate had drifted up to 4.9% from a low of 3.9% in October of last year, and the four-week average of initial jobless claims rose to its highest level in nearly a decade. Consumer confidence was starting to wane, and consumer credit outstanding had begun to decline. The events of September 11 undoubtedly further weakened consumer sentiment. The Conference Board's consumer confidence index posted its biggest one-month decline since 1990. According to the minutes of the October 2, 2001 Federal Open Market Committee meeting, "The terrorist attacks have significantly heightened uncertainty in an economy that was already weak. Business and household spending as a consequence are being further damped. Nonetheless, the long-term prospects for productivity growth and the economy remain favorable and should become evident once the unusual forces restraining demand abate." During the fiscal year ended October 31, 2001, the Federal Reserve aggressively lowered the Federal Funds rate by a total of 4.00% to bring it to 2.50%. On November 6, 2001 the Federal Reserve announced another interest rate cut, bringing the current Fed Funds rate to 2.00%.

     Over the course of the year, the U.S. Treasury yield curve steepened significantly as the bond market rallied in response to the slowing U.S. economy and the aggressive interest rate cuts by the Federal Reserve. U.S. Treasury yields on the short-end of the yield curve fell sharply from a 5.91% yield on 2-year U.S. Treasuries as of October 31, 2000 to a 2.42% yield on October 31, 2001 in reaction to the Federal Reserve cutting short-term rates by 4%. During the period, the yield on the 10-year U.S. Treasury fell from 5.75% on October 31, 2000 to 4.23% on October 31, 2001. U.S. Treasury yields continue to fall due to further Federal Reserve easing and an anticipation of increased supply in order to raise capital to support programs implemented as a result of the tragic events that occurred on September 11, 2001. On October 31, 2001, the U.S. Treasury announced plans to stop selling 30-year U.S. Treasuries maintaining that the government does "not need the 30-year bond to meet [its] current financ-ing needs." On the news that the U.S. Treasury would discontinue a program that issued a total of $600 billion in debt since its official inception in 1977, the 30-year bond price increased by more than 5% and yields, which react inversely to changes in price, fell over 36 basis points. As a result, the on-the-run curve, which measures yields on newly issued U.S. Treasuries, flattened 32 basis points.

     For the annual period, the LEHMAN MORTGAGE INDEX returned 13.08% versus 14.56% for the LEHMAN AGGREGATE INDEX. The annual period began with an increase in prepayments and a shift in monetary policy, which contributed to increasing levels of volatility in the market. The beginning of 2001 saw the steepest yield curve since 1996, and, as the Federal Reserve continued to lower short-term rates throughout the year, refinancing activity surged toward historical highs and pass-through issuance continued to be very strong. Going forward, with mortgage rates at multi-year lows, the supply of new mortgages should continue to be at historically high levels. However, as the vast majority of these mortgages will have been the result of refinancing transactions, the demand from mortgage investors reinvesting prepayments should also be very large. Given current market conditions, the mortgage-backed securities sector is benefiting from its combination of liquidity, credit quality, and yield pickup versus Treasuries.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The Trust is managed to maintain an interest rate sensitivity (or duration) resembling that of the SALOMON BROTHERS MORTGAGE INDEX; this means that the portfolio's NAV will change similarly to the price of the Index given a change in interest rates.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay monthly income.

     Midway through the fourth quarter of 2000, the Trust increased its allocation to U.S. Government securities. The increase in U.S. Government securities helped boost the Trust's overall liquidity to protect from the volatile market environment. The Trust purchased commercial mortgage-backed securities (CMBS) early in the period as they offered the best value due to a combination of cash flow stability, quality, and wide spreads to swaps. Once the Trust's CMBS holdings reached full valuation, they were then sold in order to purchase more U.S. Government securities as well as inverse floating rate mortgages. The Trust reduced its allocation to agency multiple class mortgage pass-throughs over the period, as they underperformed given increased market volatility and faster prepayment speed assumptions.

     The following chart compares the Trust's asset composition:

--------------------------------------------------------------------------------
                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
COMPOSITION                                 OCTOBER 31, 2001    OCTOBER 31, 2000
--------------------------------------------------------------------------------
Inverse Floating Rate Mortgages                     31%               24%
--------------------------------------------------------------------------------
Interest Only Mortgage-Backed Securities            17%               21%
--------------------------------------------------------------------------------
U.S. Government Securities                          17%                7%
--------------------------------------------------------------------------------
Principal Only Mortgage-Backed Securities           12%               12%
--------------------------------------------------------------------------------
FHA Project Loans                                    7%                9%
--------------------------------------------------------------------------------
Mortgage Pass-Throughs                               6%                8%
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs         5%               11%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities                3%                4%
--------------------------------------------------------------------------------
Non-Agency Multiple Class Mortgage Pass-Throughs     2%                2%
--------------------------------------------------------------------------------
Adjustable Rate Mortgages                            --                2%
--------------------------------------------------------------------------------

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock Income Trust, Inc. Please feel free to call our marketing center at (800) 227-7BFM
(7236) if you have any specific questions that were not addressed in this report.

Sincerely,

/s/ ROBERT S. KAPITO    /s/ KEITH T. ANDERSON                    /s/ MICHAEL P. LUSTIG
--------------------    ---------------------                    ---------------------
Robert S. Kapito        Keith T. Anderson                        Michael P. Lustig
Vice Chairman           Managing Director and                    Managing Director and
and Portfolio Manager   Chief Investment Officer--Fixed Income   Portfolio Manager



--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                                BKT
--------------------------------------------------------------------------------
  Initial Offering Date:                                       July 22, 1988
--------------------------------------------------------------------------------
  Closing Stock Price as of 10/31/01:                                $7.26
--------------------------------------------------------------------------------
  Net Asset Value as of 10/31/01:                                    $8.06
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 10/31/01 ($7.26)(1):             7.75%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                         $0.046875
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):                      $0.562500
--------------------------------------------------------------------------------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

(2)  Distribution is not constant and is subject to change.


                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001
--------------------------------------------------------------------------------
             PRINCIPAL
  RATING*      AMOUNT                                                   VALUE
(UNAUDITED)    (000)                 DESCRIPTION                       (NOTE 1)
--------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--122.5%
                        MORTGAGE PASS-THROUGHS--7.5%
                        Federal Home Loan Mortgage Corp.,
               $  893     6.50%, 5/01/29 - 5/01/30 ..............  $    920,261
                1,697     7.50%, 7/01/07 - 2/01/23 ..............     1,806,438
                  456     8.00%, 11/01/15 .......................       481,599
                  512     8.50%, 10/01/06 - 3/01/08,
                            15 Year .............................       548,043
                1,028     9.00%, 9/01/20 ........................     1,113,752
                        Federal National Mortgage Association,
                2,417@    5.50%, 12/01/13 - 2/01/14,
                            15 Year .............................     2,459,140
                6,963@    6.50%, 2/01/26 - 6/01/29 ..............     7,174,005
                5,110     7.00%, 6/01/26 - 9/01/29 ..............     5,328,508
                5,418     7.50%, 11/01/14,
                            18 Year Multifamily .................     5,673,402
                   63     7.50%, 9/01/23 ........................        65,457
                2,121     8.00%, 5/01/08 - 5/01/22,
                            Multifamily .........................     2,254,532
                1,396     9.497%, 6/01/24, Multifamily ..........     1,478,445
                   18     9.50%, 1/01/19 - 6/1/20 ...............        18,843
                        Government National Mortgage
                          Association,
                  408     7.00%, 10/15/17 .......................       425,450
                4,123     7.50%, 8/15/21 - 12/15/23 .............     4,333,666
                3,420     8.00%, 10/15/22 - 2/15/29 .............     3,633,175
                   12     8.50%, 2/15/17 ........................        12,688
                  290     9.00%, 6/15/18 - 9/15/21 ..............       308,805
                                                                   ------------
                                                                     38,036,209
                                                                   ------------
                        FEDERAL HOUSING ADMINISTRATION--8.7%
                2,956     Beachtree, Series 87430,
                          10.25%, 6/01/32 .......................     3,048,168
                        GMAC,
                5,290     Series 33, 7.43%, 9/01/21 .............     5,246,314
                2,010     Series 46, 7.43%, 3/01/22 .............     1,975,406
                  825     Series 48, 7.43%, 8/01/21 .............       813,379
                1,152     Series 51, 7.43%, 2/01/23 .............     1,156,757
                5,544     Series 56, 7.43%, 11/01/22 ............     5,562,343
                1,058   Merrill, Series 54, 7.43%, 2/1/23 .......     1,052,258
                3,903   Parkside, 7.30%, 3/01/13 ................     3,981,204
                  964   Reilly, Series 41, 8.767%, 12/1/18 ......       984,698
                2,800   Tuttle Grove, 7.25%, 10/01/35 ...........     2,904,189
                        USGI,
                4,037     Polaris, Series 982, 7.43%,
                            11/01/21 ............................     3,980,228
                  784     Series 87, 7.43%, 12/01/22 ............       793,907
                3,211     Series 99, 7.43%, 10/01/23 ............     3,282,483
                2,568     Series 6302, 7.43%, 12/01/21 ..........     2,548,531
                6,539     Yorkville, Series 6094, 7.43%,
                            6/01/21 .............................     6,529,016
                                                                   ------------
                                                                     43,858,881
                                                                   ------------

--------------------------------------------------------------------------------
            PRINCIPAL
  RATING*    AMOUNT                                                  VALUE
(UNAUDITED)  (000)         DESCRIPTION                              (NOTE 1)
--------------------------------------------------------------------------------
                       AGENCY MULTIPLE CLASS MORTGAGE
                        PASS-THROUGHS--5.6%
                        Federal Home Loan Mortgage Corp.,
                          Multiclass Mortgage
                          Participation Certificates,
              $12,894@    Series T-11, Class A-9,
                            1/25/28 .............................  $ 11,167,728
                3,121@    Series 1104, Class 1104-L,
                            6/15/21 .............................     3,388,037
                1,063@    Series 1347, Class 1347-HC,
                            12/15/21 ............................     1,071,109
                   67     Series 1559, Class 1559-WA,
                            7/15/22 .............................        67,581
                        Federal National Mortgage Association,
                          REMIC Pass-Through Certificates,
                1,035@    Trust 1988-16, Class 16-B, 6/25/18 ....     1,148,107
                 1,766@    Trust 1990-12, Class 12-G,
                            2/25/20 .............................     1,782,800
                 2,755     Trust 1992-43, Class 43-E,
                            4/25/22 .............................     2,943,764
                 6,797@    Trust 1996-14, Class 14-M,
                            10/25/21 ............................     6,684,473
                  204     Trust 1997-43, Class 43-G,
                            4/18/27 .............................       203,768
                                                                   ------------
                                                                     28,457,367
                                                                   ------------
                       NON-AGENCY MULTIPLE CLASS
                        MORTGAGE PASS-THROUGHS--2.1%
AAA             8,397   Credit Suisse First Boston
                          Mortgage Certificates,
                          Series 2000-1, Class 2A,
                            3/15/15 .............................     8,475,923
AAA             2,251   Summit Mortgage Trust,
                          Series 2000-1, Class B1,**
                            12/28/12 ............................     2,277,065
                                                                   ------------
                                                                     10,752,988
                                                                   ------------
                         ADJUSTABLE RATE MORTGAGES--1.0%
                        Federal National Mortgage Association,
                          REMIC Pass-Through Certificates,
                  903     Trust 1991-38, Class 38-F,
                            4/25/21 .............................       973,014
                2,017     Trust 1993-248, Class 248-FB,
                            9/25/23 .............................     1,954,425
                2,147     Trust 1993-256, Class 256-F,
                            11/25/23 ............................     1,889,219
                                                                   ------------
                                                                      4,816,658
                                                                   ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
            PRINCIPAL
  RATING*    AMOUNT                                                  VALUE
(UNAUDITED)  (000)         DESCRIPTION                              (NOTE 1)
--------------------------------------------------------------------------------
                     INVERSE FLOATING RATE
                     MORTGAGES--38.1%
                     Countrywide Funding Corp.,
                        Mortgage Certificates,
AAA       $  3,394      Series 1993-10, Class A-8,
                           1/25/24 ...........................    $ 3,463,494
AAA          6,202      Series 1994-9, Class A-16,
                           5/25/24 ...........................      6,338,142
                     Federal Home Loan Mortgage Corp.,
                        Multiclass Mortgage
                        Participation Certificates,
               327      Series 1160, Class 1160-F,
                           10/15/21 ..........................        412,026
             8,223@     Series 1518, Class 1518-G,
                           5/15/23 ...........................      7,122,874
             4,257      Series 1526, Class 1526-SA,
                           6/15/23 ...........................      3,409,659
             2,458      Series 1570, Class 1570-SA,
                           8/15/23 ...........................      2,457,621
             3,000      Series 1577, Class 1577-SC,
                           9/15/23 ...........................      3,207,188
             2,269      Series 1580, Class 1580-SD,
                           9/15/08 ...........................      2,312,420
            13,281@     Series 1584, Class 1584-FB,
                           9/15/23 ...........................     13,163,810
             3,219      Series 1587, Class 1587-SE,
                           5/15/08 ...........................      3,318,527
               934      Series 1590, Class 1590-OA,
                           10/15/23 ..........................        948,683
             4,068      Series 1598, Class 1598-S,
                           10/15/08 ..........................      4,108,695
             2,169      Series 1601, Class 1601-SE,
                           10/15/08 ..........................      2,187,892
             2,954      Series 1604, Class 1604-MB,
                           11/15/08 ..........................      3,029,506
             1,457      Series 1616, Class 1616-SB,
                           11/15/08 ..........................      1,486,298
             4,785      Series 1625, Class 1625-SC,
                           12/15/08 ..........................      4,818,037
             3,640      Series 1627, Class 1627-S,
                           12/15/23 ..........................      3,729,928
             5,038      Series 1627, Class 1627-SC,
                           12/15/23 ..........................      3,379,408
             3,084      Series 1629, Class 1629-OD,
                           12/15/23 ..........................      3,076,681
            14,932@     Series 1637, Class 1637-UA,
                           12/15/23 ..........................     13,887,046
             5,000      Series 1649, Class 1649-S,
                           12/15/08 ..........................      5,106,250
             2,259      Series 1666, Class 1666-S,
                           1/15/24 ...........................      2,186,468
             2,250      Series 1688, Class 1688-S,
                           12/15/13 ..........................      2,272,500
             5,778      Series 1699, Class 1699-ST,
                           3/15/24 ...........................      4,573,439
             1,460      Series 2111, Class 2111-SX,
                           1/15/29 ...........................      1,350,956
             3,962      Series 2190, Class 2190-S,
                           10/15/14 ..........................      4,241,639

--------------------------------------------------------------------------------
            PRINCIPAL
  RATING*    AMOUNT                                                  VALUE
(UNAUDITED)  (000)         DESCRIPTION                              (NOTE 1)
--------------------------------------------------------------------------------
                     Federal National Mortgage Association,
                        REMIC Pass-Through Certificates,
             $ 199      Trust G93-27, Class 27-SB,
                           8/25/23 ...........................      $ 176,655
               915      Trust 1991-38, Class 38-SA,
                           4/25/21 ...........................        946,434
               875      Trust 1991-87, Class 87-S,
                           8/25/21 ...........................      1,236,684
               588      Trust 1991-145, Class 145-S,
                           10/25/06 ..........................        727,176
             5,000      Trust 1993-79, Class 79-SE,
                           1/25/22 ...........................      5,278,125
             1,959      Trust 1993-93, Class 93-S,
                           5/25/08 ...........................      2,085,852
             2,388      Trust 1993-113, Class 113-SB,
                           7/25/23 ...........................      2,472,088
               328      Trust 1993-116, Class 116-SB,
                           7/25/23 ...........................        341,832
               374@     Trust 1993-129, Class 129-SE,
                           8/25/08 ...........................        365,621
             2,886      Trust 1993-147, Class 147-S,
                           8/25/23 ...........................      3,116,779
               104      Trust 1993-167, Class 167-SA,
                           9/25/23 ...........................        107,518
             2,701@     Trust 1993-170, Class 170-SC,
                           9/25/08 ...........................      2,775,138
             3,500      Trust 1993-179, Class 179-SB,
                           10/25/23 ..........................      3,762,500
             4,000      Trust 1993-196, Class 196-SC,
                           10/25/08 ..........................      4,337,080
               872      Trust 1993-201, Class 201-SA,
                           10/25/23 ..........................        760,980
             6,006      Trust 1993-214, Class 214-S,
                           12/25/08 ..........................      6,141,031
             1,494      Trust 1993-214, Class 214-SH,
                           12/25/08 ..........................      1,513,846
             1,598      Trust 1993-224, Class 224-SD,
                           11/25/23 ..........................      1,597,484
             2,562      Trust 1993-247, Class 247-SN,
                           12/25/23 ..........................      2,984,336
             1,144      Trust 1994-19, Class 19-SB,
                           1/25/24 ...........................      1,025,089
               323      Trust 1994-27, Class 27-SE,
                           3/25/23 ...........................        323,794
             1,000      Trust 1994-50, Class 50-S,
                           3/25/24 ...........................      1,025,840
             1,231      Trust 1996-21, Class 21-S,
                           5/25/11 ...........................      1,250,752
             2,101      Trust 1999-1, Class 1-S,
                           7/25/23 ...........................      2,135,233
               516      Trust 2000-40, Class 40-FC,
                           6/25/29 ...........................        465,495
             7,261      Trust 2001-11B, Class 11B-SB,
                           4/18/29 ...........................      7,548,390


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
            PRINCIPAL
  RATING*    AMOUNT                                                  VALUE
(UNAUDITED)  (000)         DESCRIPTION                              (NOTE 1)
--------------------------------------------------------------------------------
                     INVERSE FLOATING RATE
                     MORTGAGES (CONT'D)
                     G. E. Capital Mortgage Services, Inc.,
AAA        $ 8,598      REMIC Certificate 94-7, Class A-17,
                           2/25/09 .............................  $ 8,082,051
AAA         10,000      REMIC Certificate 94-16, Class A-13,
                           8/25/24 .............................    9,676,564
AAA            716      REMIC Certificate 98-12, Class 4A-3,
                           7/25/28 .............................      622,816
Aaa          2,519   Kidder Peabody Acceptance Corp.,
                        Series 1993-1, Class A-6,
                           8/25/23 .............................    2,556,596
                     Prudential Home Mortgage Securities Co.,
                        Mortgage Pass-Through Certificates,
AAA            743      Series 1993-43, Class A-16,
                           10/25/23 ............................      742,899
AAA          2,500      Series 1993-48, Class A-8,
                           12/25/08 ............................    2,403,125
AAA          8,929      Series 1993-50, Class A-12,
                           11/25/23 ............................    7,684,209
AAA          1,000      Series 1993-54, Class A-28,
                           1/25/24 .............................      963,125
                                                                 ------------
                                                                  192,822,324
                                                                 ------------
                     INTEREST ONLY MORTGAGE-BACKED
                     SECURITIES--20.8%
               711   American Housing Trust III, Senior
                        Mortgage Pass-Through Certificates,
                        Series 1, Class 4, (REMIC),
                           3/25/19 .............................      214,978
               162   American Housing Trust VII, Senior
                        Mortgage Pass-Through Certificates,
                        Series A, Class 2,
                           11/25/20 ............................      678,000
                     BA Mortgage Securities, Inc.,
             1,410      Series 1997-1, Class X, 7/25/26 ........       94,282
             1,588      Series 1998-1, Class 2X, 5/28/13 .......      228,087
           114,166   Commercial Mortgage Acceptance Corp.,
                        Series 1997-ML1, Class IO,
                           12/15/30 ............................    4,327,150
            13,149   Countrywide Funding Corp.,
                        Mortgage Certificates,
                        Series 1997-8, Class A-5,
                           1/25/28 .............................       26,709
            40,685   Credit Suisse First Boston Mortgage
                        Securities Corp. Trust,
                        Series 1997-C1, Class C1-AX ,**
                           6/20/29 .............................    3,029,820
                     Federal Home Loan Mortgage Corp.,
                        Multiclass Mortgage
                        Participation Certificates,
            22,066      Series G-13, Class 13-PP,
                           5/25/21 .............................    1,732,855
            86,034      Series G-60, Class 60-HS,
                           4/25/24 .............................    3,589,236
            20,710      Series 204, Class 204-IO,
                           5/01/29 .............................    3,805,543
                 6      Series 1238, Class 1238-J,
                           1/15/07 .............................       54,465

--------------------------------------------------------------------------------
            PRINCIPAL
  RATING*    AMOUNT                                                  VALUE
(UNAUDITED)  (000)         DESCRIPTION                              (NOTE 1)
--------------------------------------------------------------------------------
          $  8,672      Series 1353, Class 1353-S,
                           8/15/07 ............................. $    533,609
            17,343      Series 1377, Class 1377-S,
                           9/15/07 .............................    1,238,413
               105      Series 1388, Class 1388-I,
                           6/15/07 .............................    1,553,885
             2,617      Series 1397, Class 1397-IO,
                           10/15/22 ............................      432,266
               200      Series 1494, Class 1494-PL,
                           3/15/22 .............................    1,057,074
             1,104      Series 1632, Class 1632-S,
                           4/15/23 .............................       33,642
             4,395      Series 1706, Class 1706-IA,
                           10/15/23 ............................      633,115
               687      Series 1720, Class 1720-PK,
                           1/15/24 .............................      134,614
            48,422      Series 1809, Class 1809-SC,
                           12/15/23 ............................    2,723,228
             2,249      Series 1882, Class 1882-PJ,
                           4/15/22 .............................       70,713
             4,053      Series 1900, Class 1900-SV,
                           8/15/08 .............................      782,827
            38,564      Series 1914, Class 1914-PC,
                           12/15/11 ............................      556,869
             2,716      Series 1917, Class 1917-AS,
                           5/15/08 .............................      183,565
            17,938      Series 1946, Class 1946-SG,
                           3/15/24 .............................    4,864,702
            15,106      Series 2002, Class 2002-HJ,
                           10/15/08 ............................    1,177,911
             6,336      Series 2037, Class 2037-IB,
                           12/15/26 ............................      389,231
             5,299      Series 2039, Class 2039-PI,
                           2/15/12 .............................      408,985
             9,112      Series 2050, Class 2050-PI,
                           12/15/11 ............................    1,173,163
             7,558      Series 2063, Class 2063-PI,
                           4/15/12 .............................      831,418
             3,794      Series 2066, Class 2066-PJ,
                           12/15/26 ............................      577,289
            18,000      Series 2080, Class 2080-PL,
                           1/15/27 .............................    4,054,500
                32      Series 2099, Class 2099-JB,
                           9/15/22 .............................    1,066,620
             2,723      Series 2102, Class 2102-KI,
                           9/15/28 .............................      411,789
             9,137      Series 2103, Class 2103-PI,
                           5/15/12 .............................      616,759
            23,000      Series 2130, Class 2130-SC,
                           3/15/29 .............................    2,314,375
             8,504      Series 2140, Class 2140-UK,
                           9/15/11 .............................      744,092
             4,633      Series 2190, Class 2190-SC,
                           10/15/14 ............................      448,110

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
            PRINCIPAL
  RATING*    AMOUNT                                                  VALUE
(UNAUDITED)  (000)         DESCRIPTION                              (NOTE 1)
--------------------------------------------------------------------------------
                     INTEREST ONLY MORTGAGE-BACKED
                     SECURITIES (CONT'D)
                     Federal Home Loan Mortgage Corp.,
                        Multiclass Mortgage
                        Participation Certificates,
          $ 15,918      Series 2289, Class 2289-S,
                           2/15/31 ............................. $  1,591,786
            15,049      Series 2296, Class 2296-IO,
                           8/15/27 .............................    1,490,734
            26,034      Series 2296, Class 2296-SA,
                           3/15/16 .............................    1,818,297
             8,592      Series 2315, Class 2315-CF,
                           7/15/20 .............................      869,955
                     Federal National Mortgage Association,
                        REMIC Pass-Through Certificates,
                 5      Trust G50, Class 50-G,
                           12/25/21 ............................      106,600
             1,446      Trust G92-5, Class 5-H,
                           1/25/22 .............................      322,501
                 4      Trust G92-12, Class 12-C,
                           2/25/22 .............................       77,056
             5,214      Trust G92-60, Class 60-SB,
                           10/25/22 ............................      126,386
            15,153      Trust 301, Class 2,
                           4/01/29 .............................    2,326,268
            40,781      Trust 302, Class 2,
                           6/01/29 .............................    7,601,807
                23      Trust 1992-187, Class 187-JA,
                           10/25/06 ............................            2
             3,788      Trust 1993-46, Class 46-S,
                           5/25/22 .............................      243,396
             7,150      Trust 1993-199, Class 199-SB,
                           10/25/23 ............................      657,437
             7,613      Trust 1993-201, Class 201-JC,
                           5/25/19 .............................      321,786
             1,385      Trust 1993-202, Class 202-QA,
                           6/25/19 .............................       48,272
            23,124      Trust 1994-33, Class 33-SG,
                           3/25/09 .............................    1,723,480
            11,816      Trust 1995-26, Class 26-SW,
                           2/25/24 .............................    1,430,454
            12,371      Trust 1996-68, Class 68-SC,
                           1/25/24 .............................    1,507,702
            27,323      Trust 1997-37, Class 37-SE,
                           10/25/22 ............................      383,015
             7,097      Trust 1997-50, Class 50-SI,
                           4/25/23 .............................      164,111
            35,476      Trust 1997-65, Class 65-SB,
                           3/25/24 .............................    1,682,393
            27,000      Trust 1997-65, Class 65-SG,
                           6/25/23 .............................    2,192,400
            11,139      Trust 1997-76, Class 76-SP,
                           12/25/23 ............................    1,926,104
            51,000      Trust 1997-90, Class 90-M,
                           1/25/28 .............................   14,139,750
             6,733      Trust 1998-12, Class 12-PL,
                           7/18/19 .............................      177,022

--------------------------------------------------------------------------------
            PRINCIPAL
  RATING*    AMOUNT                                                  VALUE
(UNAUDITED)  (000)         DESCRIPTION                              (NOTE 1)
--------------------------------------------------------------------------------
          $  5,725      Trust 1998-25, Class 25-PG,
                           3/18/22 .............................   $  336,158
             6,579      Trust 1999-56B, Class 56B-SB,
                           10/25/29 ............................      506,055
             5,230      Trust 1999-W4, Class W4-IO,
                           12/25/28 ............................      913,628
            36,742      Trust 2000-2, Class 2-ID,
                           3/25/23 .............................      264,081
               414   First Boston Mortgage Securities Corp.,
                        Series 1987-C, Class C-2,
                           4/25/17 .............................       96,054
            41,543   GMAC Commercial Mortgage
                        Securities, Inc.,
                        Trust 1997-C1, Class C1-X,
                           7/15/29 .............................    2,881,010
            42,840   Goldman Sachs Mortgage Securities
                        Corp., Mortgage
                        Participation Certificates,
                        Series 1998-5, Class 5-IO,**
                           6/19/27 .............................      896,958
                     Government National Mortgage
                        Association, REMIC Pass-Through
                        Certificates,
             3,864      Trust 1998-14, Class 14-PK,
                           11/20/26 ............................      696,303
            13,478      Trust 1999-5, Class 5-S,
                           2/16/29 .............................      673,881
            42,766      Trust 1999-8, Class 8-S,
                           3/16/29 .............................    2,218,485
            27,298   Hanover Grantor Trust,
                        Series 1999-A, Class A1-IO,**
                           8/28/27 .............................      716,566
            26,582   Headlands Mortgage Securities, Inc.,
                        Mortgage Certificates,
                        Series 1997-1, Class X-1,
                           3/25/27 .............................      249,205
               499   Kidder Peabody Acceptance Corp.,
                        Series B, Class A-2,
                           4/22/18 .............................       99,994
            11,907   Merrill Lynch Mortgage Investors, Inc.,
                        Mortgage Pass-Through Certificates,
                        Series 95-C2, Class C2-IO,
                           6/15/21 .............................      312,549
            16,807   Morgan Stanley Capital 1, Inc.,
                        Series 1997-HF1, Class HF1-X,**
                           7/15/29 .............................      997,843
            90,574   Prudential Home Mortgage Securities Co.,
                        Mortgage Pass-Through Certificates,
                        Series 1994-5, Class A-9,
                           2/25/24 .............................      169,827
                 1   Prudential Securities, Inc.,
                        Trust 15, Class 1-G,
                           5/20/21 .............................       93,728
             8,826   Residential Funding Mortgage
                        Securities I, Series 2001-S5,
                           Class A-9, 3/25/31 ..................      459,419

                       See Notes to Financial Statements.
                                       8

--------------------------------------------------------------------------------
            PRINCIPAL
  RATING*    AMOUNT                                                  VALUE
(UNAUDITED)  (000)         DESCRIPTION                              (NOTE 1)
--------------------------------------------------------------------------------
                     INTEREST ONLY MORTGAGE-BACKED
                     SECURITIES (CONT'D)
         $  50,457   Small Business Administration,
                        Series 2000-1, Class 1-I0,
                           4/01/15 ............................  $  1,482,167
                 8   Structured Asset Securities Corp.,
                        Series 1991-2, Class 2-GA,
                           12/20/21 ...........................        79,388
           387,146   United States Department of
                        Veteran Affairs, Trust 1999-2,
                        Class 2-1-IO,
                           5/15/29 ............................       544,424
             8,596   Wells Fargo Mortgage
                        Backed Securities Trust,
                        Series 2001-15, Class 2-A9,
                           7/25/31 ............................     1,165,790
                                                                 ------------
                                                                  105,576,116
                                                                 ------------
                     PRINCIPAL ONLY MORTGAGE-BACKED
                     SECURITIES--14.5%
Aaa            539   Chase Mortgage Finance Corp.,
                        Mortgage Pass-Through Certificates,
                        Series 1994-A, Class AP,
                           1/25/10 ............................       507,626
AAA            374   Collateralized Mortgage Obligation
                        Trust, Trust 29, Class A,
                           5/23/17 ............................       328,019
                     Drexel Burnham Lambert, Inc.,
AAA            144      Trust K, Class K-1,
                           9/23/17 ............................       118,311
AAA          1,463      Trust V, Class V-1A,
                           9/01/18 ............................     1,390,028
                     Federal Home Loan Mortgage Corp.,
                        Multiclass Mortgage
                        Participation Certificates,
             1,510      Series G-50, Class 50-AM,
                           4/25/24 ............................     1,499,275
             1,606      Series T-8, Class A-10,
                           11/15/28 ...........................       999,125
               646      Series 1418, Class 1418-M,
                           11/15/22 ...........................       433,736
             2,653      Series 1571, Class 1571-G,
                           8/15/23 ............................     1,694,656
            12,152      Series 1686, Class 1686-B,
                           2/15/24 ............................    10,025,085
             1,293      Series 1691, Class 1691-G,
                           3/15/24 ............................     1,280,329
             2,277      Series 1739, Class 1739-B,
                           2/15/24 ............................     2,072,287
               490      Series 1750, Class 1750-PC,
                           3/15/24 ............................       473,458
             1,101      Series 1857, Class 1857-PB,
                           12/15/08 ...........................     1,048,634
             2,272      Series 1896, Class 1896-PA,
                           11/15/23 ...........................     2,067,145
             5,500      Series 2009, Class 2009-HJ,
                           10/15/22 ...........................     4,862,330
             8,019      Series 2082, Class 2082-PN,
                           1/15/24 ............................     6,716,272

--------------------------------------------------------------------------------
            PRINCIPAL
  RATING*    AMOUNT                                                  VALUE
(UNAUDITED)  (000)         DESCRIPTION                              (NOTE 1)
--------------------------------------------------------------------------------
            $  845      Series 2087, Class 2087-PO,
                           9/15/25 ............................    $  606,388
             1,469      Series 2131, Class 2131-PO,
                           3/15/29 ............................     1,322,134
             1,027      Series 2162, Class 2162-L,
                           6/15/29 ............................       636,563
             2,354      Series 2169, Class 2169-EA,
                           6/15/29 ............................     1,592,246
             2,730      Series 2298, Class 2298-PO,
                           3/15/31 ............................     2,457,234
                     Federal National Mortgage Association,
                        REMIC Pass-Through Certificates,
             1,428      Trust G93-2, Class 2-KB,
                           1/25/23 ............................     1,165,450
             1,771      Trust 225, Class 225-1,
                           6/01/23 ............................     1,588,675
             1,495      Trust 279, Class 279-1,
                           7/01/26 ............................     1,372,516
               318      Trust 1991-7, Class 7-J,
                           2/25/21 ............................       273,900
               122      Trust 1994-9, Class 9-C,
                           8/25/23 ............................       121,155
               861      Trust 1996-5, Class 5-NH,
                           4/25/24 ............................       717,382
               530      Trust 1996-5, Class 5-PV,
                           11/25/23 ...........................       514,775
            14,300@     Trust 1996-14, Class 14-PE,
                           8/25/23 ............................     8,285,064
             2,586      Trust 1996-38, Class 38-E,
                           8/25/23 ............................     2,513,099
             9,000      Trust 1998-26, Class 26-L,
                           3/25/23 ............................     7,435,582
               953      Trust 1998-48, Class 48-P,
                           8/18/28 ............................       626,007
             2,068      Trust 1999-W4, Class W4-PO,
                           2/25/29 ............................     1,422,349
AAA          1,106   First Union Residential, Mortgage
                        Certificates,Series 1999-A,
                        Class A-1A-PO,
                           3/25/15 ............................       932,349
AAA         13,000   FUND AMERICA INVESTORS CORP.,
                        Series 1993-C, Class B,
                           4/29/30 ............................     2,559,882
             1,156   Government National Mortgage
                        Association, REMIC Pass-Through
                        Certificates,
                        Trust 1999-40, Class 40-N,
                           6/20/27 ............................     1,017,950
                     Housing Securities, Inc.,
AAA            115      Series 1992-EB, Class B-8,
                           9/25/22 ............................       102,171
AAA            397      Series 1993-D, Class D-8,
                           6/25/23 ............................       351,748
AAA            369   Structured Mortgage Asset Trust,
                        Series 1993-3C, Class CX,
                           4/25/24 ............................       310,045
                                                                 ------------
                                                                   73,440,980
                                                                 ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
            PRINCIPAL
  RATING*    AMOUNT                                                  VALUE
(UNAUDITED)  (000)         DESCRIPTION                              (NOTE 1)
--------------------------------------------------------------------------------
                     COMMERCIAL MORTGAGE-BACKED
                     SECURITIES--3.4%
AAA        $ 6,000   Merrill Lynch Mortgage Investors, Inc.,
                        Series 1996-C1, Class A-3,
                           7.42%, 4/25/28 ....................   $  6,556,140
AAA         10,250   NYC Mortgage Loan Trust,
                        Series 1996, Class A-2,**
                           6.75%, 6/25/11 ....................     10,736,055
                                                                 ------------
                                                                   17,292,195
                                                                 ------------
                     U.S GOVERNMENT AND AGENCY
                     SECURITIES--20.8%
             8,238   Overseas Private Investment Corp.,
                        5.46%- 7.35%, 5/29/12 ................      8,987,751
                     Small Business Administration,
             3,706      Series 1996-20E-1,
                           7.60%, 5/01/16 ....................      4,049,340
             3,650      Series 1996-20F-1,
                           7.55%, 6/01/16 ....................      3,981,846
             2,890      Series 1996-20G-1,
                           7.70%, 7/01/16 ....................      3,170,289
             3,586      Series 1996-20H-1,
                           7.25%, 8/01/16 ....................      3,862,464
             5,390      Series 1996-20K-1,
                           6.95%, 11/01/16 ...................      5,753,848
             2,241      Series 1997-20C-1,
                           7.15%, 3/01/17 ....................      2,409,998
             2,357      Series 1998-P10A-1,
                           6.12%, 2/01/08 ....................      2,401,728
           176,000@  United States Treasury Bonds,
                        Zero Coupon, 2/15/19 .................     70,827,680
                                                                 ------------
                                                                  105,444,944
                                                                 ------------

                     COLLATERALIZED MORTGAGE
                     OBLIGATION RESIDUALS***
AAA             45   FBC Mortgage Securities Trust 16,
                        CMO, Series A-1, 7/01/17 .............        117,265
                                                                 ------------
                     Total long-term investments
                        (cost $566,619,164) ..................    620,615,927
                                                                 ------------
                     SHORT-TERM INVESTMENT--0.2%
                     DISCOUNT NOTE--0.2%
             1,200   Federal Home Loan Bank,
                        2.46%, 11/01/01
                        (cost $1,200,000) ....................      1,200,000
                                                                 ------------
                     Total investments--122.7%
                        (cost $567,819,164) ..................    621,815,927
                                                                 ------------
                     Liabilities in excess of
                        other assets--(22.7)% ................   (115,051,479)
                                                                 ------------
                 NET ASSETS--100%                                $506,764,448
                                                                 ============

-----------------
*   Using the higher of Standard & Poors', Moody's or Fitch's rating.
** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
*** Illiquid security representing 0.02% of net assets.
  @ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.

         ------------------------------------------------------------
                          KEY TO ABBREVIATIONS:
           CMO   -- Collateralized Mortgage Obligation.
           REMIC -- Real Estate Mortgage Investment Conduit.
         ------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $567,819,164) (Note 1) ..............  $621,815,927
Cash ............................................................       315,125
Interest receivable .............................................     8,790,421
Interest rate swaps, at value (amortized
  cost $(47,009), (Notes 1 & 3) .................................     2,132,515
Due from broker-variation margin (Notes 1 & 3) ..................       353,562
Receivable for investments sold .................................       205,252
Interest rate caps, at value  (amortized cost $1,488,949)
  (Notes 1 & 3) .................................................         2,335
Other assets ....................................................        84,208
                                                                   ------------
                                                                    633,699,345
                                                                   ------------

LIABILITIES
Reverse repurchase agreements (Note 4) ..........................   118,634,250
Due to broker-collateral on interest rate swaps .................     3,929,000
Interest rate floor, at value
  (proceeds $1,132,875) (Notes 1 & 3) ...........................     3,646,864
Interest payable ................................................        77,385
Investment advisory fee payable (Note 2) ........................       278,282
Administration fee payable (Note 2) .............................        85,363
Deferred directors fees (Note 1) ................................        40,853
Other accrued expenses ..........................................       242,900
                                                                   ------------
                                                                    126,934,897

                                                                   ------------
NET ASSETS ......................................................  $506,764,448
                                                                   ============
Net assets were comprised of:
  Common stock, at par (Note 5) .................................  $    628,499
  Paid-in capital in excess of par ..............................   560,052,202
                                                                   ------------
                                                                    560,680,701
  Undistributed net investment income ...........................     9,030,291
  Accumulated net realized loss .................................  (115,122,228)
  Net unrealized appreciation ...................................    52,175,684

                                                                   ------------
Net assets, October 31, 2001 ....................................  $506,764,448
                                                                   ============
NET ASSET VALUE PER SHARE:
  ($506,764,448 / 62,849,878 shares of
  common stock issued and outstanding) ..........................         $8.06
                                                                          =====

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------


NET INVESTMENT INCOME
Income
  Interest earned (net of discount/premium
  accretion/amortization of $24,989,536
  and interest expense of $7,081,137) ..........................    $39,789,568
                                                                    -----------
Operating expenses
  Investment advisory ..........................................      3,064,600
  Administration ...............................................        942,954
  Reports to shareholders ......................................        156,000
  Transfer agent ...............................................        141,000
  Custodian ....................................................        129,000
  Independent accountants ......................................        103,000
  Directors ....................................................         76,000
  Legal ........................................................         54,000
  Registration .................................................         51,000
  Miscellaneous ................................................        148,714
                                                                    -----------
    Total operating expenses ...................................      4,866,268
                                                                    -----------
Net investment income ..........................................     34,923,300
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain (loss) on:
  Investments ..................................................      5,728,857
  Interest rate swaps ..........................................        409,733
  Short sales ..................................................     (1,402,553)
  Futures ......................................................    (21,182,638)
                                                                    -----------
                                                                    (16,446,601)
                                                                    -----------
Net change in unrealized appreciation
  (depreciation) on:
  Investments ..................................................     67,840,440
  Futures ......................................................      1,944,103
  Interest rate swaps ..........................................      1,446,063
  Interest rate caps ...........................................        430,319
  Short sales ..................................................        (17,614)
  Interest rate floor ..........................................     (2,513,989)
                                                                    -----------
                                                                     69,129,322
                                                                    -----------
Net gain on investments ........................................     52,682,721
                                                                    -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ....................................    $87,606,021
                                                                    ===========



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF CASH FLOWS
YEAR ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------


RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH
  FLOWS USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations .................................................... $ 87,606,021
                                                                  ------------
Increase in investments .........................................  (57,820,537)
Net realized loss ...............................................   16,446,601
Increase in unrealized appreciation .............................  (69,129,322)
Decrease in interest rate caps ..................................    1,342,046
Increase in interest rate floor .................................    3,646,864
Decrease in interest receivable .................................      715,957
Decrease in due from broker-variation margin ....................      359,936
Increase in other assets ........................................      (69,101)
Increase in receivable for investments sold .....................     (160,344)
Decrease in payable for investments sold short ..................  (25,815,571)
Increase in interest rate swaps .................................   (1,540,081)
Decrease in interest payable ....................................   (2,785,997)
Decrease in deposits with brokers for
  securities sold short .........................................   26,204,231
Increase in due to broker--collateral on
  interest rate swaps ...........................................    2,137,000
Increase in accrued expenses ....................................      229,412
                                                                  ------------
  Total adjustments ............................................. (106,238,906)
                                                                  ------------
Net cash flows used for operating activities .................... $(18,632,885)
                                                                  ============

INCREASE (DECREASE) IN CASH
Net cash flows used for operating activities .................... $(18,632,885)
Cash flows provided by financing activities:
  Increase in reverse repurchase agreements .....................   54,173,875
  Cash dividends paid ...........................................  (35,351,946)
                                                                  ------------
Net cash flows provided by financing activities .................   18,821,929
                                                                  ------------
  Net increase in cash ..........................................      189,044
  Cash at beginning of year .....................................      126,081
                                                                  ------------
  Cash at end of year ........................................... $    315,125
                                                                  ============

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------

                                                   YEAR ENDED OCTOBER 31,
                                              -------------------------------

                                                 2001                2000
                                              ------------       ------------

INCREASE (DECREASE)
IN NET ASSETS
Operations:
  Net investment income ................      $ 34,923,300       $ 31,851,763
  Net realized loss ....................       (16,446,601)          (725,982)
  Net change in unrealized
  appreciation (depreciation) ..........        69,129,322           (662,263)
                                              ------------       ------------
  Net increase in
  net assets resulting from
  operations ...........................        87,606,021         30,463,518
  Dividends from net investment
  income ...............................       (35,351,946)       (35,352,025)
                                              ------------       ------------
  Total increase (decrease) ............        52,254,075         (4,888,507)

NET ASSETS
Beginning of year ......................       454,510,373        459,398,880
                                              ------------       ------------
End of year (including undis-
  tributed net investment
  income of $9,030,291 and
  $9,458,937, respectively) ............      $506,764,448       $454,510,373
                                              ============       ============














                      See Notes to Financial Statements.
                                       12

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               YEAR ENDED OCTOBER 31,
                                                           ----------------------------------------------------------
                                                             2001         2000         1999        1998         1997
                                                           -------      -------      -------      -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year .....................   $  7.23      $  7.31      $  7.94      $  8.12     $  7.61
                                                           -------      -------      -------      -------     -------
  Net investment income (net of interest expense of
  $0.11, $0.12, $0.16, $0.19 and $0.18, respectively) ..       .56          .50          .73          .62         .58
  Net realized and unrealized gain (loss) ..............       .83         (.02)        (.80)        (.24)        .49
                                                           -------      -------      -------      -------     -------
Net increase (decrease) from investment operations .....      1.39          .48         (.07)         .38        1.07
                                                           -------      -------      -------      -------     -------
Dividends from net investment income ...................      (.56)        (.56)        (.56)        (.56)       (.56)
                                                           -------      -------      -------      -------     -------
Net asset value, end of year* ..........................   $  8.06      $  7.23      $  7.31      $  7.94     $  8.12
                                                           =======      =======      =======      =======     =======
Per share market value, end of year* ...................   $  7.26      $  6.38      $  6.13      $  6.94     $  6.88
                                                           =======      =======      =======      =======     =======
TOTAL INVESTMENT RETURN+ ...............................     23.23%       14.01%       (4.04%)       9.29%      19.68%
                                                           =======      =======      =======      =======     =======

RATIOS TO AVERAGE NET ASSETS:
Operating expenses .....................................      1.03%        1.05%        1.01%        1.01%       1.02%
Operating expenses and interest expense ................      2.54%        2.78%        3.03%        3.33%       3.44%
Net investment income ..................................      7.43%        7.11%        9.54%        7.74%       7.63%

SUPPLEMENTAL DATA:
Average net assets (000) ...............................  $470,185     $448,027     $482,685     $506,858    $474,903
Portfolio turnover .....................................        32%         114%         144%         214%        220%
Net assets, end of year (000) ..........................  $506,764     $454,510     $459,399     $499,075    $510,230
Reverse repurchase agreements outstanding,
  end of year (000) ....................................  $118,634     $ 64,460     $186,451     $198,336    $228,530
Asset coverage++ .......................................  $  5,272     $  8,095     $  3,478     $  3,520    $  3,233

-------------
   * Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is no guarantee of future results.

  ++ Per $1,000 of reverse repurchase agreement outstanding.



The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1. ORGANIZATION
& ACCOUNTING
POLICIES
The BlackRock Income Trust Inc. (the "Trust"), a Maryland corporation, is a diversified closed-end management in-vestment company. The investment objective of the Trust is to achieve high monthly income consistent with preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expires unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its oblig-ation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly; first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all, or a portion of their annual compensation.

   Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated net realized loss on investments by $3,303,567 and decrease paid-in capital by $3,303,567 due to the expiration of a portion of the capital loss carryforward and other book to tax differences. Net investment income, net realized gains and net assets were not affected by this change.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect, majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America. Effective November 1, 2001, PIFM changed its name to Prudential Investments LLC.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.65% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.20% of the first $500 million of the Trust's average weekly net assets and 0.15% of any excess.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO
SECURITIES

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended October 31, 2001 aggregated $329,978,572 and $196,512,017, respectively.

   The Trust may invest without limit in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At October 31, 2001, the Trust held 3.7% of its net assets in securities restricted as to resale.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, that PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

   The federal income tax basis of the Trust's investments at October 31, 2001 was $568,380,764 and, accordingly, net unrealized appreciation for federal income tax purposes was $53,435,163 (gross unrealized appreciation $80,459,182; gross unrealized depreciation $27,024,019).

   For federal income tax purposes, the Trust has a capital loss carryforward at October 31, 2001 of approximately $114,560,600 of which approximately $23,358,000 will expire in 2002, approximately $15,428,300 will expire in 2003, approximately $27,373,200 will expire in 2004, approximately $33,108,000 will expire in 2007, approximately $1,352,200 will expire in 2008 and approximately $13,940,900 will expire in 2009. During the fiscal year ended October 31, 2001, approximately $3,440,300 expired unused. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

   The Trust holds four interest rate caps. Under all agreements, the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for each cap. Transaction fees are amortized through the termination of the agreement. Details of the caps at October 31, 2001 are as follows:

NOTIONAL                                   VALUE AT
 AMOUNT    FIXED  FLOATING  TERMINATION   AMORTIZED    OCTOBER 31,  UNREALIZED
 (000)     RATE     RATE        DATE         COST         2001     DEPRECIATION
 -------  ------  --------  ------------   ---------   ----------   ------------
$ 50,000   6.00%    3 mth.  LIBOR 2/19/02  $  97,109    $      5    $   (97,104)
 100,000   6.50%    3 mth.  LIBOR  4/4/02    302,772          10       (302,762)
 100,000   7.25%    3 mth.  LIBOR 4/23/03    707,813          10       (707,803)
 100,000   7.75%    3 mth.  LIBOR  5/4/03    381,255       2,310       (378,945)
                                          ----------    --------    -----------
                                          $1,488,949    $  2,335    $(1,486,614)
                                          ==========    ========    ===========

   The Trust holds one interest rate floor. Under the agreement, the Trust pays the excess, if any, of a fixed rate over a floating rate. The Trust received a transaction fee for the floor. Transaction fee is amortized through the termination of the agreement. Details of the interest rate floor held at October 31, 2001 are as follows:

NOTIONAL                                  VALUE AT
 AMOUNT  FIXED  FLOATING   TERMINATION   AMORTIZED    OCTOBER 31,   UNREALIZED
 (000)   RATE     RATE         DATE         COST         2001      DEPRECIATION
-------  -----  ---------- ------------   ---------   ----------   ------------
$77,000  6.00% 1mth. LIBOR   1/25/05     $(1,132,875) $(3,646,864) $(2,513,989)
                                           =========  ===========  ===========

   Details of open interest rate swaps at October 31, 2001 are as follows:

NOTIONAL                                             UNREALIZED
 AMOUNT       FIXED       FLOATING    TERMINATION  APPRECIATION
 (000)        RATE          RATE          DATE     (DEPRECIATION)
--------      -----        ------      ----------    ----------
$ 28,000     4.88%(a)   3 mth. LIBOR    5/22/03     $ (952,227)
  72,000     5.54%(b)   3 mth. LIBOR     5/1/04      2,880,000
  24,000     5.71%(b)   3 mth. LIBOR    5/22/06      1,621,015
 100,000     6.85%(b)   6 mth. LIBOR     9/6/02      3,863,191
  50,000     6.95%(a)   6 mth. LIBOR     9/6/10     (7,772,365)
 100,000     7.20%(b)   6 mth. LIBOR    6/16/02      3,003,276
  20,000     7.50%(a)   1 mth. LIBOR    4/25/02       (463,366)
                                                    ----------
                                                    $2,179,524
                                                    ==========

-------------
(a) Trust receives floating interest rate and pays fixed rate.
(b) Trust pays floating interest rate and receives fixed rate.


NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

   The average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 2001 was approximately $148,203,645 at a weighted average interest rate of approximately 4.78%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $210,995,500 as of February 28, 2001, which was 30.26% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The Trust did not enter into any dollar roll transactions during the year ended October 31, 2001.

NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the 62,849,878 shares outstanding at October 31, 2001, the Advisor owned 10,753 shares.

NOTE 6. DIVIDENDS

Subsequent to October 31, 2001, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.046875 per share payable November 30, 2001 to shareholders of record on November 15, 2001.

NOTE 7. COMMITMENT

On October 9, 1997, the Trust entered into a commitment to purchase an aggregate of up to $20,000,000 of Overseas Private Investment Corp. securities prior to the commitment expiration on September 30, 2003. To date, the Trust has purchased such securities with a market value of $8,987,751 at October 31, 2001.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The BlackRock Income Trust Inc.:

We have audited the accompanying statement of assets and liabilities of The BlackRock Income Trust Inc. (the "Trust"), including the portfolio of investments, as of October 31, 2001, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The
BlackRock Income Trust Inc. as of October 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP
-------------------------
Boston, Massachusetts
December 7, 2001

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------


We wish to advise you as to the federal tax status of dividends paid by the Trust during its fiscal year ended October 31, 2001.

During the fiscal year ended October 31, 2001, the Trust paid dividends of $0.5625 per share from net investment income. For federal income tax purposes, the dividends you received are reportable in your 2001 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

For the purpose of preparing your 2001 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 2002.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the New York Stock Exchange or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares are issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Income Trust's investment objective is to manage a portfolio of high quality securities to maintain high monthly income consistent with preservation of capital. The Trust will seek to distribute monthly income that is greater than that obtainable on an annualized basis by investment in United States Treasury securities having the same maturity as the average dollar weighted maturity of the Trust's investments.

WHO MANAGES THE TRUST?

      BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $226 billion of assets under management as of September 30, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and investment system services to institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, DE, San Francisco, Edinburgh, Scotland, Tokyo, Japan, and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. (NYSE: PNC), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

The Trust will invest at least 65% of its assets in mortgage-backed securities. At least 85% of the Trust's assets must be rated at least "AAA" by Standard & Poor's or "Aaa" by Moody's at the time of purchase (up to 5% can be unrated but deemed by the Advisor to be of comparable quality). Additionally, 15% of the Trust's assets can be invested in securities rated at least "AA" by Standard & Poor's or "Aa" by Moody's at time of purchase. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. Government securities, securities backed by government agencies (such as mortgage-backed securities), privately issued mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to provide high monthly income consistent with the preservation of capital. The Trust will seek to provide monthly income that is greater than that which could be obtained by investing in U .S. Treasury securities with an average life similar to that of the Trust's assets. Under current market conditions, the average life of the Trust's assets is expected to be in the range of seven to ten years. Under other market conditions, the Trust's average life may vary and may not be predictable using any formula. In seeking the investment objective, the Advisor may actively manage among various types of securities in different interest rate environments.

Traditional mortgage pass-through securities make interest and principal payments on a monthly basis and can be a source of attractive levels of income to the Trust. While mortgage-backed securities in the Trust are of high credit quality, they typically offer a yield spread above Treasuries due to the uncertainty of the timing of their cash flows as they are subject to changes in the rate of prepayments when interest rates change and either a larger or smaller proportion of mortgage holders refinance their mortgages or move. While mortgage-backed securities offer the opportunity for attractive yields, they subject a portfolio to interest rate risk and prepayment exposure which result in reinvestment risk when prepaid principal must be reinvested.

Multiple-class mortgage pass-through securities, or collateralized mortgage obligations (CMOs), are also an investment that may be used in the Trust's portfolio. These securities are issued in multiple classes each of which has a different coupon rate, stated maturity and prioritization on the timing of receipt of cash flows coming from interest and principal payments on the underlying mortgages. Principal prepayments can be allocated among the different classes of a CMO in a number of ways; for instance, they can be applied to each of the classes in the order of their respective stated maturities. This feature allows an investor to better plan the average life of their investment.

Additionally, in order to protect the portfolio from interest rate risk, the Advisor will attempt to locate securities with call protection, such as commercial mortgage-backed securities with prepayment penalties or lockouts. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high monthly income consistent with preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. Dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

INVERSE FLOATING RATE MORTGAGE-BACKED SECURITIES. ARMs with interest rates that adjust at periodic intervals in the opposite direction from the market rate of interest to which they are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate may vary by a magnitude that exceeds the magnitude of the change in the index rate of interest.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BKT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity; therefore, interim price movement on the securities are generally more sensitive to interest rate movements then securities that make periodic coupon payments.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-
BACKED SECURITIES (ARMS):     Mortgage  instruments  with  interest  rates  that
                              adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:      Securities  backed by various types of receivables
                              such as automobile and credit card receivables.

CLOSED-END FUND:              Investment  vehicle which initially offers a fixed
                              number of shares and  trades on a stock  exchange.
                              The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED MORTGAGE
OBLIGATIONS (CMOS):           Mortgage-backed securities which separate mortgage
                              pools  into   short-,   medium-,   and   long-term
                              securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

COMMERCIAL MORTGAGE
BACKED SECURITIES (CMBS):     Mortgage-backed  securities  secured  or backed by
                              mortgage loans on commercial properties.

DISCOUNT:                     When a fund's net asset value is greater  than its
                              stock price the fund is said to be trading at a discount.

DIVIDEND:                     Income  generated by securities in a portfolio and
                              distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:        Shareholders  may elect to have all  dividends and
                              distributions   of  capital  gains   automatically
                              reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. Government, however; they are backed by FHLMC's authority to borrow from the U.S. Government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Administration, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. Government, however; they are backed by FNMA's authority to borrow from the U.S. Government. Also known as Fannie Mae.

GNMA:                         Government National Mortgage  Association,  a U.S.
                              Government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:        Securities   issued  or  guaranteed  by  the  U.S.
                              Government,    or   one   of   its   agencies   or
                              instrumentalities, such as GNMA, FNMA and FHLMC.

INTEREST-ONLY SECURITIES:     Mortgage  securities  including  CMBS that receive
                              only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a strip.

INVERSE-FLOATING
RATE MORTGAGE:                Mortgage  instruments  with coupons that adjust at
                              periodic intervals according to a formula which sets inversely with a market level interest rate index.

MARKET PRICE:                 Price  per  share  of a  security  trading  in the
                              secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:        A mortgage  dollar roll is a transaction  in which
                              the Trust  sells  mortgage-backed  securities  for
                              delivery in the current  month and  simultaneously
                              contracts  to  repurchase   substantially  similar
                              (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:
NET ASSET VALUE (NAV):        Mortgage-backed  securities  issued by Fannie Mae,
                              Freddie Mac or Ginnie Mae. Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES:    Mortgage   securities   that   receive   only  the
                              principal  cash flows from an  underlying  pool of
                              mortgage   loans   or   underlying    pass-through
                              securities. Also known as strips.

PROJECT LOANS:                Mortgages for multi-family,  low- to middle-income
                              housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                    Securities     issued    in    connection     with
                              collateralized mortgage obligations that generally
                              represent  the excess cash flow from the  mortgage
                              assets   underlying   the  CMO  after  payment  of
                              principal and interest on the other CMO securities and related administrative expenses.

REVERSE REPURCHASE
AGREEMENTS:                   In a reverse repurchase agreement, the Trust sells
                              securities  and  agrees  to  repurchase  them at a
                              mutually agreed date and price.  During this time,
                              the Trust  continues to receive the  principal and
                              interest  payments from that security.  At the end
                              of  the  term,   the  Trust   receives   the  same
                              securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED
SECURITIES:                   Arrangements   in  which  a  pool  of   assets  is
                              separated into two classes that receive  different
                              proportions   of  the   interest   and   principal
                              distributions   from  underlying   mortgage-backed
                              securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------



TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                        STOCK               MATURITY
PERPETUAL TRUSTS                                                        SYMBOL                DATE
                                                                        ------                -----
The BlackRock Income Trust Inc.                                          BKT                   N/A
The BlackRock North American Government Income Trust Inc.                BNA                   N/A
The BlackRock High Yield Trust                                           BHY                   N/A
BlackRock Core Bond Trust                                                BHK                   N/A

TERM TRUSTS
The BlackRock Strategic Term Trust Inc.                                  BGT                  12/02
The BlackRock Investment Quality Term Trust Inc.                         BQT                  12/04
The BlackRock Advantage Term Trust Inc.                                  BAT                  12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                BCT                  12/09


TAX-EXEMPT TRUSTS
----------------------------------------------------------------------------------------------------

                                                                        STOCK               MATURITY
PERPETUAL TRUSTS                                                        SYMBOL                DATE
                                                                        ------                -----
The BlackRock Investment Quality Municipal Trust Inc.                    BKN                   N/A
The BlackRock California Investment Quality Municipal Trust Inc.         RAA                   N/A
The BlackRock Florida Investment Quality Municipal Trust                 RFA                   N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.         RNJ                   N/A
The BlackRock New York Investment Quality Municipal Trust Inc.           RNY                   N/A
The Blackrock Pennsylvania Strategic Municipal Trust                     BPS                   N/A
The Blackrock Strategic Municipal Trust                                  BSD                   N/A
BlackRock California Municipal Income Trust                              BFZ                   N/A
BlackRock Municipal Income Trust                                         BFK                   N/A
BlackRock New York Municipal Income Trust                                BNY                   N/A
BlackRock New Jersey Municipal Income Trust                              BNJ                   N/A
BlackRock Florida Municipal Income Trust                                 BBF                   N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                           BMN                  12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                     BRM                  12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.          BFC                  12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                  BRF                  12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.            BLN                  12/08
The BlackRock Insured Municipal Term Trust Inc.                          BMT                  12/10
BlackRock California Municipal 2018 Term Trust                           BJZ                  12/18
BlackRock New York Municipal 2018 Term Trust                             BLH                  12/18
BlackRock Municipal 2018 Term Trust                                      BPK                  12/18

 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
        AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $226 billion of assets under management as of September 30, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and investment system services to institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, DE, San Francisco, Edinburgh, Scotland, Tokyo, Japan, and Hong Kong. BlackRock is a member of The PNC Financial Services Group (NYSE: PNC), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.

                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

---------                                      ---------------------------------
BLACKROCK
---------                                      ---------------------------------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS                                               THE BLACKROCK
Ralph L. Schlosstein, PRESIDENT                        INCOME
Robert S. Kapito, VICE PRESIDENT                       TRUST INC.
Richard M. Shea, VICE PRESIDENT/TAX                    =========================
Henry Gabbay, TREASURER                                ANNUAL REPORT
James Kong, ASSISTANT TREASURER                        OCTOBER 31, 2001
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA 02021
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

     Statements and other information contained in this report are as dated and are subject to change.

    THE BLACKROCK INCOME TRUST INC.
    c/o Prudential Investments LLC
         Gateway Center Three
          100 Mulberry Street
         Newark, NJ 07102-4077
            (800) 227-7BFM
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